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                                                                      EXHIBIT 99

   CERTIFICATIONS REQUIRED UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Frank P. Filipps, Chief Executive Officer of Radian Group Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 (the "Periodic Report"), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

    (2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Radian Group Inc.

This certificate is being furnished solely for purposes of Section 906 and is not being filed as part of the Periodic Report.

Dated: May 14, 2003                     /s/ Frank P. Filipps
                                        --------------------
                                        Frank P. Filipps

A signed original of this written statement required by Section 906 has been provided to Radian Group Inc. and will be retained by Radian Group Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.

I, C. Robert Quint, Chief Financial Officer of Radian Group Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (3) the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 (the "Periodic Report"), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

    (4) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Radian Group Inc.

This certificate is being furnished solely for purposes of Section 906 and is not being filed as part of the Periodic Report.

Dated: May 14, 2003                     /s/ C. Robert Quint
                                        -------------------
                                        C. Robert Quint

A signed original of this written statement required by Section 906 has been provided to Radian Group Inc. and will be retained by Radian Group Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.